BlackRock Funds III

BlackRock CoreAlpha Bond Fund

iShares U.S. Aggregate Bond Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 29, 2017 to the Statement of Additional Information (“SAI”) of each Fund, dated April 28, 2017

Effective January 1, 2018, the securities lending agreement between each Fund and BlackRock Institutional Trust Company, N.A. (“BTC”) is amended to permit the Fund to engage in a full lending program and to reflect new fee arrangements between the Fund and BTC. Accordingly, effective January 1, 2018, each Fund’s SAI is amended as follows:

The third through sixth paragraphs of the section of each Fund’s SAI entitled “VII. Portfolio Transactions and Brokerage” are deleted in their entirety and replaced with the following:

The Master Portfolio conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Master Portfolio and to retain an affiliate of the Master Portfolio as lending agent. To the extent that the Master Portfolio engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, acts as securities lending agent for the Master Portfolio, subject to the overall supervision of the Manager. BTC administers the lending program in accordance with guidelines approved by MIP’s Board.

The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by the Manager or its affiliates, and such fees will not be subject to any waivers. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, distribution fee or service fee. If the money market fund’s weekly liquid assets fall below 30% of its total assets, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, is permitted at any time, if it determines it to be in the best interests of the money market fund, to impose a liquidity fee of up to 2% on all redemptions or impose a redemption gate that temporarily suspends the right of redemption out of the money market fund. In addition, if the money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, will impose a liquidity fee in the default amount of 1% on all redemptions, generally effective as of the next business day, unless the board of directors of the money market fund, including the majority of the non-interested directors of the money market fund, determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the money market fund. The shares of the money market fund purchased by the Master Portfolio would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement: (i) the Master Portfolio retains 80% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Under the securities lending program, the Master Portfolio is categorized into a specific asset class. The determination of the Master Portfolio’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between MIP and BTC.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income; and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

Prior to January 1, 2018, the Master Portfolio had a different securities lending arrangement.

Shareholders should retain this Supplement for future reference.

SAI-GLOBAL2-1217SUP

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